UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2024

SELECT WATER SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1400
Houston, TX 77027
(Address of Principal Executive Offices)

(713) 235-9500
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Select Water Solutions, Inc. (the “Company” or “Select”) was held on May 8, 2024.  At the Annual Meeting, 101,567,714 shares of the Company’s common stock, par value $0.01 per share, or approximately 85.39%, of the 118,936,872 issued and outstanding ordinary shares entitled to vote at the Annual Meeting were present in person or by proxies.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Proposal 1 – Election of Directors.

NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gayle L. Burleson	91,619,615	--	473,298	9,474,801
Richard A. Burnett	91,472,370	--	620,543	9,474,801
Luis Fernandez-Moreno	89,155,766	--	2,937,147	9,474,801
Robin H. Fielder	89,611,518	--	2,481,395	9,474,801
John D. Schmitz	90,788,689	--	1,304,224	9,474,801
Troy W. Thacker	91,386,896	--	706,017	9,474,801
Douglas J. Wall	83,704,918	--	8,387,995	9,474,801

Proposal 2 – Ratification of the appointment of Grant Thornton LLP as Select’s independent registered public accounting firm for fiscal year 2024.

FOR	AGAINST	ABSTAIN
100,752,972	689,016	125,726

Proposal 3 –Non-binding, advisory vote to approve named executive officer compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
89,879,614	2,032,035	181,264	9,474,801

Proposal 4 -- Non-binding, advisory vote on the frequency of future non-binding, advisory votes to approve named executive officer compensation.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
85,587,548	10,788	6,352,674	141,903	9,474,801

Proposal 5 – Approve the Select Water Solutions, Inc. 2024 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
68,470,444	22,246,020	1,376,449	9,474,801

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Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

THE INFORMATION FURNISHED UNDER ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2024
SELECT WATER SOLUTIONS, INC.

	By:	/s/ Christina Ibrahim
Christina Ibrahim
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary

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